REMARKETING AGREEMENT

February 8, 2008

Lehman Brothers Inc.

745 Seventh Avenue

New York, NY 10019

Ladies and Gentlemen:

This Agreement is dated as of February 8, 2008 (this “Agreement”) among Southern Union Company, a Delaware corporation (the “Company”), Lehman Brothers Inc. (the “Remarketing Agent”), and The Bank of New York Trust Company, N.A., as successor to JPMorgan Chase Bank, N.A., not individually but solely as Purchase Contract Agent (the “Purchase Contract Agent”) and as attorney-in-fact of the holders of Purchase Contracts (as defined in the Purchase Contract and Pledge Agreement referred to below).

Section 1.  Definitions.

(a)        Capitalized terms used and not defined in this Agreement shall have the meanings set forth in the Purchase Contract and Pledge Agreement, dated as of February 11, 2005, among the Company, the Purchase Contract Agent, and The Bank of New York Trust Company, N.A., as successor to JPMorgan Chase Bank, as Collateral Agent, Custodial Agent and Securities Intermediary, as amended from time to time (the “Purchase Contract and Pledge Agreement”) or the Indenture, dated as of January 31, 1994, between the Company and The Bank of New York Trust Company, N.A., as successor to JPMorgan Chase Bank, N.A., as the Indenture Trustee, as supplemented by the Supplemental Indenture No. 2 dated as of February 11, 2005 and to be further supplemented by Supplemental Indenture No. 4, dated as of February 19, 2008, pursuant to which the Senior Notes were issued (as so supplemented by Supplemental Indenture No. 2 and Supplemental Indenture No. 4, the “Indenture”).

(b)        As used in this Agreement, the following terms have the following meanings:

“Base Prospectus” means the prospectus included in the Registration Statement, including all documents incorporated by reference therein as of the date of this Agreement.

“Final Term Sheet” means the final term sheet, substantially in the form of Schedule I.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Remarketing or the Remarketed Senior Notes that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Remarketing or the Remarketed Senior Notes that does not reflect the final terms, in each case in the form filed or

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required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Preliminary Prospectus” means the Base Prospectus, as supplemented by the preliminary prospectus supplement dated February 8, 2008 used in connection with the Remarketing, including the documents incorporated by reference therein as of the date of such preliminary prospectus supplement; and any reference to any amendment or supplement to such Preliminary Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus, under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such Preliminary Prospectus.

“Prospectus” means the Base Prospectus, as supplemented by the definitive prospectus supplement specifically relating to the Remarketed Senior Notes, in the form filed with the Commission pursuant to Rule 424(b), including the documents incorporated by reference therein as of the date of such Prospectus; and any reference to any amendment or supplement to such Prospectus shall be deemed to refer to and include any documents filed after the date of such Prospectus, under the Exchange Act, and incorporated by reference in such Prospectus.

“Registration Statement” means registration statement no. 333-137998 under the Securities Act of 1933, as amended (the “Securities Act”) prepared by the Company pursuant to Section 5 hereunder covering, interalia, the Remarketing of the Remarketed Senior Notes, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statement, and any post-effective amendments thereto.

“Remarketed Senior Notes” means the Pledged Senior Notes and the Separate Senior Notes, if any, subject to Remarketing as identified to the Remarketing Agent by the Purchase Contract Agent and the Custodial Agent, respectively, promptly after 11:00 a.m., New York City time, on the Business Day immediately preceding the first Remarketing Date of the applicable Three-Day Remarketing Period, and shall include: (a) the Senior Notes of the Holders of Corporate Units who have not notified the Purchase Contract Agent prior to 5:00 p.m., New York City time, on the seventh Business Day immediately preceding the Purchase Contract Settlement Date of their intention to effect a Cash Settlement of the related Purchase Contracts pursuant to the terms of the Purchase Contract and Pledge Agreement or who have so notified the Purchase Contract Agent but failed to make the required cash payment prior to 11:00 a.m., New York City time, on the sixth Business Day immediately preceding the Purchase Contract Settlement Date pursuant to the terms of the Purchase Contract and Pledge Agreement, and (b) the Separate Senior Notes of the holders of Separate Senior Notes, if any, who have elected to have their Separate Senior Notes be remarketed in such Remarketing pursuant to the terms of the Purchase Contract and Pledge Agreement.

“Remarketing” means the remarketing of the Remarketed Senior Notes pursuant to this Remarketing Agreement.

“Senior Notes” means the 4.375% Senior Notes due February 16, 2010 of the Company issued under the Indenture.

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“Settlement Date” means, following a Successful Remarketing, with respect to a  Remarketing during the Final Three-Day Remarketing Period, February 19, 2008.

“Time of Sale” means 1:30 p.m. New York City time on February 8, 2008 or such other time as the Company and the Remarketing Agent may agree to in writing.

“Time of Sale Information” means the Preliminary Prospectus and the information included in Schedule I, at the Time of Sale, including all documents incorporated therein by reference, whether any such incorporated document is filed before or after the document into which it is incorporated, so long as the incorporated document is filed before the Time of Sale.

“Transaction Documents” means this Agreement, the Purchase Contract and Pledge Agreement and the Indenture, in each case as amended or supplemented from time to time.

Section 2.Appointment and Obligations of the Remarketing Agent.

(a)        The Company hereby appoints the Remarketing Agent as the exclusive Remarketing Agent with respect to the Remarketing for the purpose of (i) Remarketing the Senior Notes on behalf of the holders thereof, (ii) determining, in consultation with the Company, in the manner provided for herein and in the Purchase Contract and Pledge Agreement and the Indenture, the Reset Rate for the Senior Notes, and (iii) performing such other duties as are assigned to the Remarketing Agent in the Transaction Documents.

(b)        Pursuant to this Agreement, the Remarketing Agent agrees, unless a Tax Event Redemption has occurred prior to such date and subject to the terms and conditions set forth herein, to use its reasonable efforts to remarket, (i) on each Remarketing Date during the Three-Day Remarketing Period selected by the Company, if any, during the Period for Early Remarketing and (ii) on each Remarketing Date during the Final Three-Day Remarketing Period if no Successful Remarketing has occurred prior to the Final Three-Day Remarketing Period, in each case, in accordance with the provisions of the Senior Notes and the Indenture, until the Senior Notes have been successfully remarketed on a Remarketing Date, the Collateral Agent or the Custodial Agent shall have notified the Remarketing Agent that the Senior Notes have been tendered for, or otherwise are to be included in, the Remarketing, at a price per $1,000 principal amount of Senior Notes such that the aggregate price at which such Senior Notes are being remarketed will equal approximately (i) if the related Reset Date is not the Purchase Contract Settlement Date, the Remarketing Price, or (ii) if the related Reset Date is the Purchase Contract Settlement Date, the Contract Settlement Price.  Notwithstanding the preceding sentence, the Remarketing Agent shall not remarket any Senior Notes for a price less than the price (the “Minimum Price”) necessary for the aggregate principal amount of the Senior Notes being remarketed to have an aggregate price (i) if the proposed Reset Date is not the Purchase Contract Settlement Date, equal to 100% of the sum of the Remarketing Treasury Portfolio Purchase Price and the Separate Senior Notes Purchase Price, or (ii) if the proposed Reset Date is the Purchase Contract Settlement Date, equal to 100% of the aggregate principal amount of such Remarketed Senior Notes.  The Remarketing Agent shall not be obligated to remarket any Senior Notes if a condition precedent set forth herein or in this Agreement to such Remarketing is not fulfilled or if the Remarketing of such Senior Notes would violate applicable law.

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(c)        In connection with each Remarketing, the Remarketing Agent shall determine, in its sole discretion, the rate per annum, rounded to the nearest one-thousandth (0.001) of one percent per annum, that the Senior Notes should bear (the “Reset Rate”) in order for the Remarketed Senior Notes to have an aggregate market value equal to the Final Remarketing Price or the Contract Settlement Price, as the case may be, and that in the sole reasonable discretion of the Remarketing Agent will enable it to remarket all of the Remarketed Senior Notes at the Remarketing Price or Contract Settlement Price, as the case may be, in such Remarketing, provided that such rate shall not exceed the maximum interest rate permitted by law.

(d)        In the event of a Failed Remarketing or if no Senior Notes are included in Corporate Units, and none of the holders of the Separate Senior Notes elect to have Senior Notes be remarketed in such Remarketing, the applicable interest rate on the Senior Notes will not be reset and will continue to be the Interest Rate set forth in the Indenture, as supplemented from time to time.

(e)        If, by 4:00 p.m., New York City time, on the last Remarketing Date of any Three-Day Remarketing Period, the Remarketing Agent is unable to remarket all of the Remarketed Senior Notes at or greater than the Minimum Price, pursuant to the terms and conditions hereof, a Failed Remarketing shall be deemed to have occurred, and the Remarketing Agent shall so advise, by telephone, the Depositary, the Purchase Contract Agent and the Company.  Promptly following any Failed Remarketing, the Remarketing Agent shall return, no later than the Business Day immediately following the end of such Three-Day Remarketing Period, the Separate Senior Notes submitted for Remarketing, if any, to the Custodial Agent for distribution to the appropriate holders.

(f)        In the event of a Successful Remarketing, by approximately 4:30 p.m., New York City time, on the applicable Successful Remarketing Date, the Remarketing Agent shall advise, by telephone:

(i)                 the Collateral Agent, the Custodial Agent, the Trustee, the Clearing Agency, the Depositary, the Purchase Contract Agent and the Company of the Reset Rate determined by the Remarketing Agent in such Remarketing, the Subsequent Interest Payment Dates and the related Regular Record Dates, any extension by the Company of the Stated Maturity of the Remarketed Senior Notes and the aggregate principal amount of Remarketed Senior Notes sold in such Remarketing;

(ii)                 each purchaser (or the Depositary Participant thereof) of Remarketed Senior Notes of the Reset Rate, the Subsequent Interest Payment Dates and the related Regular Record Dates, the Stated Maturity of the Remarketed Senior Notes and the aggregate principal amount of Remarketed Senior Notes such purchaser is to purchase and the extended maturity date, if applicable; and

(iii)                 each such purchaser to give instructions to its Depositary Participant to pay the purchase price on the Reset Date in same day funds against delivery of the Remarketed Senior Notes purchased through the Depositary’s normal procedures.

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The Remarketing Agent shall also, if required by the Securities Act or the rules and regulations promulgated thereunder, deliver to each purchaser a Prospectus in connection with the Remarketing.

(g)        After deducting the Remarketing Fee specified in Section 4 below, the Proceeds from a Successful Remarketing (i) with respect to the Senior Notes that are components of the Corporate Units, shall be paid to the Collateral Agent in accordance with Section 5.02 of the Purchase Contract and Pledge Agreement and (ii) with respect to the Separate Senior Notes, shall be paid to the Custodial Agent for payment to the holders of such Separate Senior Notes in accordance with Section 5.02 of the Purchase Contract and Pledge Agreement.

(h)        The right of each holder of Separate Senior Notes or Corporate Units to have Senior Notes remarketed and sold on any Remarketing Date shall be subject to the conditions that (i) the Remarketing Agent conducts a Remarketing pursuant to the terms of this Agreement, (ii) a Tax Event Redemption has not occurred prior to such Remarketing Date, (iii) the Remarketing Agent is able to find a purchaser or purchasers for Remarketed Senior Notes at or greater than the Minimum Price, and (iv) such purchaser or purchasers deliver the purchase price therefor to the Remarketing Agent as and when required.

(i)        It is understood and agreed that the Remarketing Agent shall not have any obligation whatsoever to purchase any Remarketed Senior Notes, whether in the Remarketing or otherwise, and shall in no way be obligated to provide funds to make payment upon tender of Senior Notes for Remarketing or to otherwise expend or risk its own funds or incur or to be exposed to financial liability in the performance of its duties under this Agreement, and without limitation of the foregoing, the Remarketing Agent shall not be deemed an underwriter of the Remarketed Senior Notes.  The Company shall similarly not be obligated in any case to provide funds to make payment upon tender of the Senior Notes for Remarketing.

Section 3.  Representations and Warranties of the Company. The Company represents and warrants (i) as of the Time of Sale and (ii) on and as of the Settlement Date, that:

(a)        Each of the representations and warranties of the Company as set forth in Section 3 (except for paragraphs (a), (b), (c), (d), (e), (g), (i), (j), (k), (m), (n), (p), (r), (s), (t), (v), (pp) and (qq) of such section) of the Underwriting Agreement dated as of February 7, 2005 relating to the issuance of Equity Units by the Company (the “Underwriting Agreement”) among the Company and the Underwriters identified in Schedule 1 thereto, is true and correct as if made on each of the dates specified above; provided that for purposes of this Section 3(a), (i) any reference in such sections of the Underwriting Agreement to the “Underwriter” or “Underwriters” or the “Representative” or “Representatives” shall be deemed to refer to the Remarketing Agent,  (ii) the “Securities” shall be deemed to refer to the Remarketed Senior Notes, (iii) the “Registration Statement”, the “Prospectus” or the “Preliminary Prospectus” shall be deemed to refer to such terms as defined herein and references to the “Prospectus” shall be deemed to include the Time of Sale Information as defined herein, (iv) the “Closing Date” shall be deemed to refer to the Settlement Date, (v) “this Agreement”, the “Underwriting Agreement”, “hereof”, “herein” and all references of similar import, shall be deemed to mean and refer to this Remarketing Agreement and (vi) “the date hereof”, “the date of this Agreement” and all similar references shall be deemed to refer to the date of this Remarketing Agreement.

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(b)        The Registration Statement has been declared effective by the Commission or became effective upon filing; and no stop order preventing or suspending the use of the Registration Statement or the Time of Sale Information has been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been initiated or threatened by the Commission.

(c)        The documents incorporated by reference in the Time of Sale Information and the Prospectus, if any, when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (the “Trust Indenture Act”), as applicable, as modified by the letter from the Commission dated December 21, 2004 and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Time of Sale Information or the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder or the Trust Indenture Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to the Remarketing Agent furnished in writing to the Company by the Remarketing Agent expressly for use in the Time of Sale Information or the Prospectus.

(d)        On the effective date of the Registration Statement, the Registration Statement complied (and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will comply in all material respects with the Securities Act and the rules and regulations of the Commission thereunder and the Trust Indenture Act, and on the date hereof did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date hereof, the Remarketing Date, the Time of Sale and the Settlement Date, the Registration Statement, the Time of Sale Information and the Prospectus and any Issuer Free Writing Prospectus when considered together with the Time of Sale Information will comply in all material respects to the requirements of the Securities Act, and such documents will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation and warranty is made as to any statement of eligibility on Form T-1 filed or incorporated by reference as part of the Registration Statement, the Time of Sale Information, the Prospectus or any Issuer Free Writing Prospectus, or as to information relating to the Remarketing Agent contained in or omitted from the Registration Statement, the Time of Sale Information, the Prospectusor any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent.

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(e)        The financial statements, together with the related schedules and notes, of the Company and its consolidated subsidiaries, and the financial statements, together with the related schedules and notes, of Citrus Corp (“Citrus”) and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information present fairly the financial position of the Company and its consolidated subsidiaries, and Citrus and its consolidated subsidiaries at the dates indicated and the statements of operations, statement of stockholders’ equity and comprehensive income, statement of cash flows of the Company and its consolidated subsidiaries, and Citrus and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved.  The supporting schedules, if any, included or incorporated by reference in the Registration Statement, the Final Prospectus and the Time of Sale Information present fairly in accordance with GAAP the information required to be stated therein.

(f)        Any Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the Remarketing or until any earlier date that the Company notified or notifies the Remarketing Agent as described in Section 5(f), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

(g)        This Agreement has been duly authorized, executed and delivered by the Company.

(h)        Except as disclosed in or contemplated by the Registration Statement, the Time of Sale Information and the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, management, financial condition, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole from the dates as of which information is given in the Registration Statement, the Time of Sale Information and the Prospectus.

(i)        The Company and its consolidated subsidiaries maintain adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, which includes those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (3) provide reasonable assurance regarding the prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements; provided, however, that this representation and warranty shall not apply to entities acquired after the end of the Company’s most recently completed fiscal year.  Except as described in the Time of Sale Information or the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (I) no material

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weakness identified by management, or by the Company’s auditors and communicated to management, in the Company’s internal control over financial reporting (whether or not remediated) and (II) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting; provided, however, that this representation and warranty shall not apply to entities acquired after the end of the Company’s most recently completed fiscal year.

(j)        The Company and its consolidated subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(k)        Authorization of the Indenture.  The Indenture has been duly authorized by the Company and qualified under the Trust Indenture Act and, when the Supplemental Indenture No. 4 is executed and delivered by the Company and the Trustee (and assuming due authorization, execution and delivery of the Indenture by the Trustee), the Indenture will constitute a legally valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.  The Indenture conforms in all material respects to the description thereof contained in the Prospectus.

(l)        No Conflicts. The execution, delivery and performance by the Company of the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries or Citrus or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries or Citrus or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or Citrus or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries or Citrus or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or Citrus or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule  or regulation of any court or arbitrator or governmental or regulatory authority.

(m)                   No Consents Required.  No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated, except for the Orders described in paragraph (t) below, the registration of the Remarketed Senior Notes under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in

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connection with the purchase and distribution of the Remarketed Senior Notes by the Underwriters or which have already been obtained or made.

(n)        Appropriate Orders Entered.  An appropriate order or orders (each, an “Order”) of each governmental authority or agency the consent of which was necessary for the Company duly and validly to issue and sell the Remarketed Senior Notes pursuant to this Agreement, including without limitation the Massachusetts Department of Telecommunications and Energy, has been entered, and each such Order is in full force and effect and has not been modified or repealed in any respect; no filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Company of the Indenture and this Agreement and the consummation or for the performance by the Company of the transactions herein and therein contemplated, except (i) such as have been obtained under the Securities Act, (ii) as may be required to be obtained under state securities laws and (iii) as have been obtained pursuant to the Orders or any post closing notices as may be required by such Order.

(o)        Independent Accountants.  PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, and Citrus and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries, and Citrus and its subsidiaries, within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the SEC and the Public Accounting Oversight Board (United States) (PCAOB).

(p)        Significant Subsidiaries.  All of the Company’s significant subsidiaries (as defined in Rule 1-02(w) of Regulation S-X) as of the date of this Agreement are included on Attachment I to Annex A hereto.

(q)        Material Agreements.  The agreements and other documents filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 or as filed as an exhibit to any subsequent filing under the Exchange Act, constitute all of the outstanding material contracts of the Company and its subsidiaries taken as a whole required to be filed as exhibits under Item 601 of Regulation S-K.

Section 4.  Fees. Upon a Successful Remarketing of the Senior Notes, the Remarketing Agent is entitled to a remarketing fee (the “Remarketing Fee”) equal to 25 basis points (0.25%) of the aggregate principal amount of the Remarketed Senior Notes. The Remarketing Agent may deduct for itself, the Remarketing Fee from the Proceeds of the Successful Remarketing to be remitted to the Collateral Agent and the Custodial Agent; provided, however, that under no circumstances may the Remarketing Agent deduct an amount greater than the excess of such Proceeds over the Minimum Price.

Section 5.  Covenants of the Company.  If and to the extent the Remarketed Senior Notes are required (in the view of counsel, which need not be in the form of a written opinion, for either the Remarketing Agent or the Company) to be registered under the Securities Act as in effect at the time of the Remarketing, the Company covenants and agrees as follows:

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(a)           The Company shall prepare the Preliminary Prospectus and the Prospectus, in a form approved by the Remarketing Agent, and shall file any such Preliminary Prospectus and Prospectus with the Commission within the time periods required by the Securities Act and the rules and regulations thereunder.

(b)        The Company shall prepare a Final Term Sheet and shall file such Final Term Sheet with the Commission in compliance with Rule 433(d) under the Securities Act prior to the close of business two business days after the Final Remarketing Date; provided that the Company shall furnish the Remarketing Agent with copies of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Remarketing Agent or counsel to theRemarketing Agent shall reasonably object.

(c)        The Company shall file promptly with the Commission any amendment to the Registration Statement, the Preliminary Prospectus, the Final Term Sheet or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Remarketing Agent, be required by the Securities Act or requested by the Commission.

(d)        The Company shall file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Remarketed Senior Notes.

(e)        The Company shall advise the Remarketing Agent promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective, (ii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Time of Sale Information or the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Time of Sale Information or the Prospectus or the initiation or threatening of any proceeding for any such purpose; and the Company shall use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Time of Sale Information or the Prospectus and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(f)        The Company shall furnish promptly to the Remarketing Agent such copies of the following documents as the Remarketing Agent shall reasonably request:  (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits); (B) the Preliminary Prospectus and any amended or supplemented Preliminary Prospectus, (C) the Prospectus and any amended or supplemented Prospectus; (D) the Final Term Sheet; (E) any issuer free writing prospectus referred to in Section 7; and (F) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if at any time when delivery of a prospectus is required in connection with the

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Remarketing, any event shall have occurred as a result of which the Time of Sale Information or the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Time of Sale Information or Prospectus is delivered, not misleading, or if for any other reason it shall be necessary during such same period to amend or supplement the Time of Sale Information or the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Remarketing Agent and, upon its request, to file such document and to prepare and furnish without charge to the Remarketing Agent and to any dealer in securities as many copies as the Remarketing Agent may from time to time reasonably request of an amended or supplemented Time of Sale Information or Prospectus that will correct such statement or omission or effect such compliance. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or the Prospectus or any preliminary prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Remarketing Agent and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(g)        Prior to filing with the Commission (A) any amendment to the Registration Statement or supplement to the Prospectus or (B) any Prospectus pursuant to Rule 424 under the Securities Act, the Company shall furnish a copy thereof to the Remarketing Agent and counsel to the Remarketing Agent; and shall not file any such amendment or supplement that shall be reasonably disapproved by the Remarketing Agent promptly after reasonable notice.

(h)        As soon as practicable, but in any event not later than eighteen months, after the effective date of the Registration Statement, the Company shall make “generally available to its security holders” an “earnings statement” of the Company and its subsidiaries (which need not be audited) complying with  Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158 under the Securities Act).  The terms “generally available to its security holders” and “earnings statement” shall have the meanings set forth in Rule 158 under the Securities Act.

(i)        The Company shall take such action as the Remarketing Agent may reasonably request in order to qualify the Remarketed Senior Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Remarketing Agent may reasonably request; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(j)        The Company shall furnish the Remarketing Agent with such information and documents as the Remarketing Agent may reasonably request in connection with the transactions contemplated hereby, and to make reasonably available to the Remarketing Agent and any

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accountant, attorney or other advisor retained by the Remarketing Agent such information that parties would customarily require in connection with a due diligence investigation conducted in accordance with applicable securities laws and to cause the Company’s officers, directors, employees and accountants to participate in all such discussions and to supply all such information reasonably requested by any such Person in connection with such investigation.

Section 6.  Payment of Expenses. The Company agrees to pay (a) all costs incident to the preparation and printing of the Registration Statement, any Time of Sale Information, the Prospectus and any Permitted Free Writing Prospectus and any amendments or supplements thereto, (b) all costs of distributing the Registration Statement, any Time of Sale Information, the Prospectus and any Permitted Free Writing Prospectus and any amendments or supplements thereto, (c) any fees and expenses of qualifying the Remarketed Senior Notes under the securities laws of the several jurisdictions as provided in Section 5(i) and of preparing, printing and distributing a Blue Sky Memorandum, if any (including any related fees and expenses of counsel to the Remarketing Agent), (d) all other costs and expenses incident to the performance of the obligations of the Company hereunder and the Remarketing Agent hereunder, (e) the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for the offer relating to the Remarketing or the Remarketed Senior Notes made by the Remarketing Agent caused by a breach of the representation contained Section 5(e), and (f) the reasonable fees and expenses of counsel to the Remarketing Agent in connection with their duties hereunder.

Section 7. Free Writing Prospectuses.

(a)        Subject to Section 5(b), the Company represents and agrees that, unless it obtains the prior consent of the Remarketing Agent and the Remarketing Agent represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Remarketing or the Remarketed Senior Notes that would constitute an “issuer free writing prospectus” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided however, that prior to the preparation of the Final Term Sheet in accordance with Section 5(b) of this Agreement, the Remarketing Agent is authorized to use preliminary terms of the Remarketed Senior Notes in communications conveying information relating to the Remarketing to investors.  Each of the Final Term Sheet and any such free writing prospectus consented to by the Company and the Remarketing Agent is referred to as a “Permitted Free Writing Prospectus”.

(b)        The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus” as defined in Rule 433 under the Securities Act, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

Section 8.  Conditions to the Remarketing Agent’s Obligation.  The obligations of the Remarketing Agent hereunder shall be subject to the following conditions:

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(a)           The representations and warranties of the Company contained or incorporated by reference herein shall be true and correct in all material respects on and as of the dates and times such representations and warranties are made as set forth in Section 3 hereof, and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Settlement Date.

(b)        (i) Trading generally shall not have been suspended or materially limited on the New York Stock Exchange, (ii) trading of any securities of the Company shall not have been materially suspended or limited on the New York Stock Exchange, (iii) a general moratorium on commercial banking activities in New York shall not have been declared by either Federal or New York State authorities, (iv) no material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or (v) there shall not have occurred a material adverse change in the financial markets, any outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or other calamity or crisis, if the effect of any such event specified in this clause (b) in the judgment of the Remarketing Agent makes it impracticable or inadvisable to proceed with the Remarketing or the delivery of the Remarketed Senior Notes on the terms and in the manner contemplated in the Transaction Documents.

(c)        Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(h) above shall have occurred or shall exist, which event or condition is not described in the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Remarketing Agent makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Remarketing Senior Notes on the terms and in the manner contemplated by this Agreement and the Prospectus.

(d)        The Preliminary Prospectus, the Prospectus, the Final Term Sheet and any Issuer Free Riding Prospectus shall have been timely filed with the Commission; no stop order preventing or suspending the use of the Registration Statement or of any part thereof or any Time of Sale Information shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement, the Time of Sale Information or the Prospectus or otherwise shall have been complied with.

(e)        The Company shall have furnished to the Remarketing Agent a certificate, dated the Settlement Date, of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Remarketing Agent stating that: (1) to the knowledge of such officers, no order preventing or suspending the use of the Registration Statement or any Time of Sale Information or prohibiting the sale of the Remarketed Senior Notes is in effect, and no proceedings for such purpose or pursuant to Section 8A of the Securities Act are pending before or threatened by the Commission; (2) the representations and warranties of the Company in Section 3 are true and correct on and as of the Settlement Date and the Company has performed in all material respects all covenants and agreements contained herein to be performed on its part at or prior to the Settlement Date; and (3) the Registration Statement, as of its effective date, and the Time of Sale Information, as of the Time of Sale, did not contain any untrue statement of a material fact and did not omit to state

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any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, as of the date of the prospectus supplement comprising part of such Prospectus and as of the Settlement Date, did not or does not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f)        On the first successful Remarketing Date and the Settlement Date, the Remarketing Agent shall have received letters addressed to the Remarketing Agent and dated such respective dates, in form and substance reasonably satisfactory to the Remarketing Agent, of PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Company, containing statements and information of the type customarily included in accountants’ “comfort letters” with respect to the financial statements and certain financial information contained or incorporated by reference in the Time of Sale Information and the Prospectus; provided that the letters delivered on the Settlement Date shall use a “cut-off” date no earlier than February 12, 2008.

(g)        (i) Locke Lord Bissell & Liddell LLP, outside counsel for the Company, shall have furnished to the Remarketing Agent, at the request of the Company, their written opinion, dated the Settlement Date and addressed to the Remarketing Agent, in form and substance reasonably satisfactory to the Remarketing Agent, to the effect set forth in Annex A and (ii) Robert M. Kerrigan, III, Vice President, Assistant General Counsel and Secretary of the Company, shall have furnished to the Remarketing Agent, at the request of the Company, his written opinion, dated the Settlement Date, and addressed to the Remarketing Agent, in form and substance reasonably satisfactory to the Remarketing Agent, to the effect set forth in Annex B.

(h)        Locke Lord Bissell & Liddell LLP, special tax counsel for the Company, shall have furnished to the Remarketing Agent, at the request of the Company, their written opinion, dated the Settlement Date and addressed to the Remarketing Agent, in form and substance reasonably satisfactory to the Remarketing Agent, to the effect set forth in Annex C.

(i)        Keegan, Werlin & Pabian LLP, Massachusetts counsel for the Company, shall have furnished to the Remarketing Agent, at the request of the Company, their written opinion, dated the Settlement Date and addressed to the Remarketing Agent, in form and substance reasonably satisfactory to the Remarketing Agent, to the effect set forth in Annex D.

(j)        Davis Polk & Wardwell, counsel for the Remarketing Agent, shall have furnished to the Remarketing Agent its opinion, addressed to the Remarketing Agent and dated the Settlement Date, in form and substance satisfactory to the Remarketing Agent.

(k)        Subsequent to the earlier of the execution and delivery of this Agreement and the Time of Sale, (i) no downgrading shall have occurred in the rating accorded any securities or preferred stock of or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any securities or preferred stock of or guaranteed by the Company or any

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of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(l)        No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Settlement Date prevent the offer or sale of the Remarketed Senior Notes; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Settlement Date prevent the offer or sale of the Remarketed Senior Notes.

(m)                   The Senior Notes shall not have been called for redemption following the occurrence of a Tax Event.

(n)        The Remarketing Agent shall have received on and as of the Settlement Date satisfactory evidence of the good standing of the Company and the Subsidiaries (as defined in the opinion of counsel for the Company set forth on Annex A-1 attached to this Agreement) in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Remarketing Agent may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(o)        On or prior to the Settlement Date, the Company shall have furnished to the Remarketing Agent such further certificates and documents as the Remarketing Agent may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Remarketing Agent.

If any condition specified in this Section 8 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Remarketing Agent by notice to the Company at any time on or prior to the Remarketing Date, which termination shall be without liability on the part of any party to any other party, except that Section 6, Section 9 and Section 10 shall at all times be effective and shall survive such termination.

Section 9.  Indemnification.

(a)        The Company agrees to indemnify and hold harmless the Remarketing Agent, the officers and employees of the Remarketing Agent, and each person, if any, who controls such Remarketing Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Remarketing Agent or any of its respective officers, employees or controlling persons may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) is related to, arises out of or is based on (i) the failure to have an effective Registration Statement under the Securities Act relating to the Remarketing of Remarketed Senior Notes, if required, or the failure

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to satisfy the prospectus delivery requirements of the Securities Actbut only if the Company failed to provide the Remarketing Agent with a Prospectus for delivery; or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), including any information deemed to be a part thereof under the Securities Act, or the omission or alleged omission therefrom of a material fact, in each case, required to be stated therein or necessary to make the statements therein not misleading; or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Information, the Prospectus and any other preliminary prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus, or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iv) in whole or in part, any inaccuracy in the representations and warranties of the Company contained herein; or (v) in whole or in part, any failure of the Company to perform its obligations hereunder or under law; or (vi) any act or failure to act or any alleged act or failure to act by any Remarketing Agent in connection with, or relating in any manner to, the Remarketed Senior Notes or the Remarketing contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based on any matter covered by clause (ii) or (iii) above, and to reimburse the Remarketing Agent and its respective officers, employees and controlling persons for any and all expenses (including the fees and disbursements of counsel chosen by the Remarketing Agent or its respective officers, employees and controlling persons) as such expenses are reasonably incurred by such Remarketing Agent or such officers, employees or controlling persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent expressly for use in the Registration Statement, the Time of Sale Information, the Prospectus or any other preliminary prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus.  The indemnity agreement set forth in this Section 9(a) shall be in addition to any liabilities that the Company may otherwise have.

The Company agrees that no indemnified party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or its respective security holders or creditors relating to or arising out of the engagement of the Remarketing Agent pursuant to, or the performance by the Remarketing Agent of services contemplated by this Agreement, except to the extent that any loss, claim, damage, liability or expense resulted from the willful misconduct, gross negligence or bad faith of the Remarketing Agent.

(b)        The Remarketing Agent agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written

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consent of the Remarketing Agent), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based on any untrue or alleged untrue statement of a material fact contained in the Registration Statement, the Time of Sale Information, the Prospectus or any other preliminary prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus, or arises out of or is based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Time of Sale Information, the Prospectus or any other preliminary prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.  The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that the Remarketing Agent may otherwise have.

(c)        Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 9 or to the extent it is not prejudiced as a proximate result of such failure.  In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (the Remarketing Agent in the case of Section

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9(b)), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d)        The indemnifying party under this Section 9 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 9(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

Section 10.  Contribution.

If the indemnification provided for in Section 9 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Remarketing Agent, on the other hand, from the Remarketing of the Remarketed Senior Notes pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Remarketing Agent, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Company, on the one hand, and the Remarketing Agent, on the other hand, in connection with the Remarketing of the Remarketed Senior Notes pursuant to this Agreement shall be deemed to be in the same respective proportions as the total aggregate principal amount of the Remarketed Senior Notes, and the total Remarketing Fee actually received by the Remarketing Agent pursuant to Section 4 hereof.  The relative fault of the Company, on the one hand, and the Remarketing Agent, on the other hand, shall be determined

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by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, on the one hand, or the Remarketing Agent, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The provisions set forth in Section 9(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 10; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 9(c) for purposes of indemnification.

The Company and the Remarketing Agent agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 10.

Notwithstanding the provisions of this Section 10, the Remarketing Agent shall not be required to contribute any amount in excess of the amount by which the Remarketing Fee received by such Remarketing Agent exceeds the amount of any damages which the Remarketing Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 10, each officer and employee of the Remarketing Agent and each person, if any, who controls the Remarketing Agent within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Remarketing Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

Anything herein to the contrary notwithstanding, the provisions of this Section 10, and the rights of the indemnified parties shall be in addition to, and not in limitation of, any rights or benefits (including, without limitation, rights to indemnification or contribution) which such parties may have under any other instrument or agreement.

Section 11.  Dealing in Securities.  The Remarketing Agent, when acting as a Remarketing Agent or in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold and deal in any of the Remarketed Senior Notes, Corporate Units, Treasury Units or any of the securities of the Company (together, the “Securities”).  The Remarketing Agent may exercise any vote or join in any action which any beneficial owner of such Securities may be entitled to exercise or take pursuant to the Indenture with like effect as if it did not act in

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any capacity hereunder.  The Remarketing Agent, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company as freely as if it did not act in any capacity hereunder.

Section 12.  Remarketing Agent’s Performance; Duty of Care.

(a)        The duties and obligations of the Remarketing Agent shall be determined solely by the express provisions of this Agreement and the Transaction Documents.  No implied covenants or obligations of or against the Remarketing Agent shall be read into this Agreement or any of the Transaction Documents.  In the absence of bad faith on the part of the Remarketing Agent, the Remarketing Agent may conclusively rely upon any document furnished to it, as to the truth of the statements expressed in any of such documents.  The Remarketing Agent shall be protected in acting upon any document or communication reasonably believed by it to have been signed, presented or made by the proper party or parties except as otherwise set forth herein.  The Remarketing Agent, acting under this Agreement, shall incur no liability to the Company or to any holder of Remarketed Senior Notes in its individual capacity or as Remarketing Agent for any action or failure to act, on its part in connection with a Remarketing or otherwise, except if such liability is judicially determined to have resulted from its failure to comply with the material terms of this Agreement or the gross negligence or willful misconduct on its part.  The provisions of this Section 12 shall survive the termination of this Agreement.

(b)        The Company acknowledges and agrees that (i) the Remarketing, including the determination of the Remarketing Price and the Remarketing Fee, is an arm’s-length commercial transaction between the Company, on the one hand, and the Remarketing Agent, on the other hand, (ii) in connection with the Remarketing contemplated hereby and the process leading to such transaction, the Remarketing Agent is and has been acting solely as Remarketing Agent hereunder and is not a fiduciary of the Company, or its stockholders, creditors, employees or any other party, (iii) the Remarketing Agent has not assumed or will not assume an advisory or fiduciary responsibility in favor of the Company with respect to the Remarketing contemplated hereby and the process leading thereto (irrespective of whether the Remarketing Agent has advised or is currently advising the Company on other matters) and the Remarketing Agent has no obligation to the Company with respect to the Initial Remarketing, except the obligations expressly set forth in this Agreement, (iv) the Remarketing Agent and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (v) the Remarketing Agent has not provided any legal, accounting, regulatory or tax advice with respect to the Remarketing contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

Section 13.  Termination.   This Agreement shall automatically terminate on the earlier of (x) any Tax Event Redemption Date and (y) the Purchase Contract Settlement Date.  If this Agreement is terminated pursuant to any of the other provisions hereof, except as otherwise provided herein, the Company shall not be under any liability to the Remarketing Agent and the Remarketing Agent shall not be under any liability to the Company, except that if this Agreement is terminated by the Remarketing Agent because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Remarketing Agent for all of its out-of-pocket expenses

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(including the fees and disbursements of its counsel) reasonably incurred by it.  Section 9, Section 10 and Section 12 hereof shall survive the termination of this Agreement.

Section 14.  Notices.  All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)        if to the Remarketing Agent, shall be delivered or sent by mail, telex or facsimile transmission to: Lehman Brothers Inc., 745 Seventh Avenue, New York, NY 10019, Fax: (646) 834-8133, Attention: Debt Capital Markets, Natural Resource Group (with a copy to the General Counsel at the same address);

(b)        if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to Southern Union Company, 5444 Westheimer Road, Houston, TX 77056-5306, Telecopier No.: 713-989-1166; Attention: General Counsel; and

(c)        if to the Purchase Contract Agent, shall be delivered or sent by mail or facsimile transmission to The Bank of New York Trust Company, N.A., 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602; Telecopier No.: 312-827-8542; Attention: Renee Maron, Institutional Global Corporate Trust Services.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

Section 15.  Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon each party hereto and its respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (x) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the Remarketing Agent and the person or persons, if any, who control the Remarketing Agent within the meaning of Section 15 of the Securities Act and (y) the indemnity agreement of the Remarketing Agent contained in Section 8 of this Agreement shall be deemed to be for the benefit of the Company’s directors and officers who sign the Registration Statement, if any, and any person controlling the Company within the meaning of Section 15 of the Securities Act.  Nothing contained in this Agreement is intended or shall be construed to give any person, other than the persons referred to herein, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

Section 16.  Survival.  The respective indemnities, representations, warranties and agreements of the Company and the Remarketing Agent contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive any Remarketing and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

Section 17.  Governing Law.   This Agreement shall be governed by, and construed in accordance with, the laws of New York, without regard to conflicts of laws principles.

Section 18.  Judicial Proceedings.

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(a)           Each party hereto expressly accepts and irrevocably submits to the non-exclusive jurisdiction of the United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Remarketed Senior Notes.  To the fullest extent it may effectively do so under applicable law, each party hereto irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)        Each party hereto agrees, to the fullest extent that it may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to in Section 18(a) brought in any such court shall be conclusive and binding upon such party, subject to rights of appeal and may be enforced in the courts of the United States of America or the State of New York (or any other court the jurisdiction to which the Company is or may be subject) by a suit upon such judgment.

Section 19.  Counterparts.   This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

Section 20.  Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

Section 21.  Severability.  If any provision of this Agreement shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any or all jurisdictions because it conflicts with any provisions of any constitution, statute, rule or public policy or for any other reason, then, to the extent permitted by law, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case, circumstance or jurisdiction, or of rendering any other provision or provisions of this Agreement invalid, inoperative or unenforceable to any extent whatsoever.

Section 22.  Amendments.  This Agreement may be amended by an instrument in writing signed by the parties hereto.  The Company agrees that it will not enter into, cause or permit any amendment or modification of the Transaction Documents or any other instruments or agreements relating to the Senior Notes or the Corporate Units that would in any way adversely affect the rights, duties or obligations of the Remarketing Agent, without the prior written consent of the Remarketing Agent.

Section 23.  Successors and Assigns.  The rights and obligations of the Company hereunder may not be assigned or delegated to any other Person without the prior written consent of Lehman Brothers Inc.  The rights and obligations of the Remarketing Agent hereunder may not be assigned or delegated to any other Person (other than an affiliate of the Remarketing Agent) without the prior written consent of the Company.

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If the foregoing correctly sets forth the agreement by and between the Company, the Remarketing Agent and the Purchase Contract Agent, please indicate your acceptance in the space provided for that purpose below.

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Very truly yours,

SOUTHERN UNION COMPANY

By: /s/ RICHARD N. MARSHALL
      Name: Richard N. Marshall
      Title: Senior Vice President and Chief Financial Officer

CONFIRMED AND ACCEPTED:

LEHMAN BROTHERS INC.

By: /s/ GREGORY J. HALL
      Name: Gregory J. Hall
      Title: Managing Director

THE BANK OF NEW YORK TRUST COMPANY, N.A.

not individually but solely as Purchase Contract Agent
and as attorney-in-fact for the Holders of the Purchase Contracts

By: /s/ LAWRENCE M. KUSCH
      Name: Lawrence M. Kusch
      Title: Assistant Vice President

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SCHEDULE I

Final Term Sheet

Filed Pursuant to Rule 433

Registration No. 333-137998

Free Writing Prospectus Dated February 8, 2008

Term Sheet

Southern Union Company

$100,000,000 6.089% Senior Notes due 2010

Trade Date:                                                February 8, 2008

Settlement Date:                                       February 19, 2008 (T+6)

Remarketed Amount:                               $100,000,000

Legal Format:	SEC Registered

Ratings:                                                     Baa3 / BBB- / BBB (Moody’s / S&P / Fitch) (negative / negative /stable)

Security Type:	Senior unsecured notes

Maturity:                                                   February 16, 2010

Interest Rate:	6.089% per annum

Interest Payment Dates:	February 16 and August 16 of each year

First Interest Payment Date
After the Remarketing:	August 16, 2008

Spread to Benchmark
Treasury:	4.00%

Benchmark Treasury and Yield:	2.125% TSY due Jan 2010: 1.954%

Yield to Maturity:	5.954%

Remarketing Price:	100.25%

Denomination:	$1,000

Change of Control Put:
If Southern Union Company undergoes a “change of control triggering event,” as defined in the indenture, holders of the Senior Notes will have the option to require Southern Union Company to purchase all or any

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portion of such holders’ Senior Notes at 101% of the aggregate principal amount of Senior Notes to be purchased.

CUSIP:                                                      844030 AJ5

Remarketing Agent:                                                      Lehman Brothers Inc.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Lehman Brothers Inc. toll-free at 1-888-603-5847.  You may also obtain these documents by accessing the “Investors” section of Southern Union Company’s website at www.sug.com.

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